                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  January 2, 2002
--------------------------------
(Date of earliest event reported)


                First Union Commercial Mortgage Securities, Inc.
            (as depositor under the Pooling and Servicing Agreement,
                 dated as of December 1, 2001, relating to the
              First Union National Bank Commercial Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2001-C4)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

North Carolina                     333-68246                     56-1643598
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)



201 South College Street, Charlotte, North Carolina                   28288-0166
--------------------------------------------------------------------------------
       (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

ITEMS 1 THROUGH 4, ITEM 6 AND ITEMS 8 AND 9 ARE NOT INCLUDED BECAUSE THEY ARE NOT APPLICABLE.


ITEM 5.  OTHER EVENTS.

                   On December 20, 2001, a single series of mortgage pass-through certificates, entitled First Union National Bank Commercial Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2001-C4 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of December 1, 2001, among First Union Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", and the "Class E Certificates" (collectively, the "Offered Certificates"); and sixteen of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class IO-I Certificates", the "Class IO-II Certificates", the "Class Z-I Certificates", the "Class Z-II Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 137 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $978,559,069. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Artesia Loans") were acquired by Registrant from Artesia Mortgage Capital Corporation ("Artesia") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2001, between the Registrant and Artesia, certain of the Mortgage Loans (the "Merrill Loans") were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. ("Merrill") pursuant to a Mortgage Loan Purchase Agreement, dated as December 1, 2001, between the Registrant and Merrill and certain of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB", and collectively with Artesia and Merrill, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2001, between the Registrant and FUNB. The source of funds for payment of the purchase price for the Artesia Loans, Merrill Loans and the FUNB Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to First Union Securities, Inc. ("FUSI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFSI") and Greenwich Capital Markets, Inc. ("Greenwich") pursuant to an Underwriting Agreement, dated December 6, 2001, among the Registrant, FUNB, FUSI, MLPFSI and Greenwich (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated December 6, 2001, among the Registrant, FUNB, FUSI and MLPFSI and Greenwich (pertaining to the Class IO-I, Class IO-II, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and Class Q Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of FUNB. On December 20, 2001, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 28, 2001, and the Prospectus Supplement, dated December 6, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.              Description
-----------              -----------

  (1.1) Underwriting Agreement, dated December 6, 2001, among First Union Commercial Mortgage Securities, Inc., First Union National Bank, First Union Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc.

  (4.1) Pooling and Servicing Agreement, dated as of December 1, 2001, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

  (99.1) Mortgage Loan Purchase Agreement, dated as of December 1, 2001, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

  (99.2) Mortgage Loan Purchase Agreement, dated as of December 1, 2001, between First Union Commercial Mortgage Securities, Inc. and Merrill Lynch Mortgage Lending, Inc.

  (99.3) Mortgage Loan Purchase Agreement, dated as of December 1, 2001, between First Union Commercial Mortgage Securities, Inc. and Artesia Mortgage Capital Markets, Inc.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             FIRST UNION COMMERCIAL MORTGAGE
                                                SECURITIES, INC.


                                             By: /s/    William Green
                                                 -------------------------------
                                                 Name:  William Green
                                                 Title:   Senior Vice President

Date:  January 2, 2002

                                  INDEX TO EXHIBITS



                                                                               Paper (P) or
Exhibit No.           Description                                             Electronic (E)
--------------        -----------                                             --------------
  (1.1)               Underwriting Agreement, dated December 6, 2001, among          E
                      First Union Commercial Mortgage Securities, Inc., First
                      Union National Bank, First Union Securities, Inc.,
                      Merrill Lynch, Pierce, Fenner & Smith Incorporated and
                      Greenwich Capital Markets, Inc.

  (4.1)               Pooling and Servicing Agreement, dated as of December          E
                      1, 2001, among First Union Commercial Mortgage
                      Securities, Inc., as depositor, First Union National
                      Bank, as master servicer, Lennar Partners, Inc., as
                      special servicer, and Wells Fargo Bank Minnesota, N.A.,
                      as trustee.

  (99.1)              Mortgage Loan Purchase Agreement, dated as of December         E
                      1, 2001, between First Union Commercial Mortgage
                      Securities, Inc. and First Union National Bank.

  (99.2)              Mortgage Loan Purchase Agreement, dated as of December         E
                      1, 2001, between First Union Commercial Mortgage
                      Securities, Inc. and Merrill Lynch Mortgage Lending,
                      Inc.

  (99.3)              Mortgage Loan Purchase Agreement, dated as of December         E
                      1, 2001, between First Union Commercial Mortgage
                      Securities, Inc. and Artesia Mortgage Capital Markets,
                      Inc.


